UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 11, 2021

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
441
-
295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

☐

ITEM 7.01 REGULATION FD DISCLOSURE

On August 11, 2021, the registrant issued a news release announcing the publication of its Global Loss Triangles for
the year ended December 31, 2020 on its website. A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated by reference.

The following information is being furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.

ITEM 9.01
FINANCIAL STATEMENTS

AND EXHIBITS

(c) Exhibits
Exhibit No. Description
99.1 News Release of the registrant,
dated August 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP,

LTD.
By:

/S/ KEITH SHOEMAKER
Keith Shoemaker
Senior Vice President and Comptroller

Dated:

August 11, 2021

EXHIBIT INDEX

Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated August 11, 2021
5
104
Cover Page Interactive Data File (embedded

within the Inline XBRL document